UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2005

THE COAST DISTRIBUTION SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9511	94-2490990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Woodview Avenue, Morgan Hill, California	95037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 782-6686

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information

On May 18, 2005, The Coast Distribution System, Inc. issued a press release reporting that, pursuant to its previously announced stock repurchase program, it has purchased a total of 49,896 shares of its common stock from Thomas R. McGuire, its Chairman and Chief Executive Officer, for a purchase price of $4.81 per share. The purchase price was determined on the basis of the average of the closing prices of the Company’s shares, as reported on the American Stock Exchange for the five trading days that began on May 11, 2005 and ended on May 17, 2005. A copy of that press release is attached as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No	Description
99.1	Press Release issued May 18, 2005 announcing the Company’s purchase, pursuant to a Company stock repurchase program, of 49,896 shares of its common stock from Thomas R. McGuire, its CEO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COAST DISTRIBUTION SYSTEM, INC.

Date: May 20, 2005	By:	/s/ SANDRA A. KNELL
Sandra A. Knell, Executive Vice President and Chief Financial Officer

2

INDEX TO EXHIBITS

Exhibit No	Description
99.1	Press Release issued May 18, 2005 announcing the Company’s purchase, pursuant to a Company stock repurchase program, of 49,896 shares of its common stock from Thomas R. McGuire, its CEO.

E-1